EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Alan L. Beller
	Name:	Alan L. Beller

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ John H. Dasburg
	Name:	John H. Dasburg

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Janet M. Dolan
	Name:	Janet M. Dolan

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Kenneth M. Duberstein
	Name:	Kenneth M. Duberstein

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Jay S. Fishman
	Name:	Jay S. Fishman

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Lawrence G. Graev
	Name:	Lawrence G. Graev

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Patricia L. Higgins
	Name:	Patricia L. Higgins

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Thomas R. Hodgson
	Name:	Thomas R. Hodgson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Cleve L. Killingsworth, Jr.
	Name:	Cleve L. Killingsworth, Jr.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Donald J. Shepard
	Name:	Donald J. Shepard

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Companies, Inc., a Minnesota corporation (the “Company”), do hereby make, nominate and appoint Matthew S. Furman and Wendy C. Skjerven, and each of them, with full powers to act without the other, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign on my behalf a Registration Statement on Form S-3 for the registration of an undesignated amount of securities of the Company (the “Registration Statement”) to be filed with the Securities and Exchange Commission by the Company, Travelers Capital Trust II, Travelers Capital Trust III, Travelers Capital Trust IV and Travelers Capital Trust V and any and all amendments (including post-effective amendments) or supplements to the Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and shall have the same force and effect as though I had manually signed such Registration Statement.

Date: November 10, 2011	Signature:	/s/ Laurie J. Thomsen
	Name:	Laurie J. Thomsen